EXHIBIT 10.6
THIRD AMENDMENT
TO
AMENDED AND RESTATED LOAN AGREEMENT
     THIRD AMENDMENT, dated as of March 31, 2006 (this “Amendment”), to the Amended and Restated Loan Agreement dated as of August 13, 2002 (the “Agreement”), among FURMANITE LIMITED (the “Borrower”), FURMANITE WORLDWIDE, INC. (“Holding”), the financial institutions from time to time party thereto (the “Banks”) and BANK OF SCOTLAND, as Agent for the Banks (in such capacity, the “Agent”).
WITNESSETH:
     WHEREAS, the Borrower and Holding have advised the Agent and the Banks that they desire to form Furmanite International Finance Limited, a company organized under the laws of England and a wholly owned Subsidiary of Holding (“FIFL”), for the purpose of providing intercompany financing to Affiliates of the Borrower and Holding (the “Transactions”);
     WHEREAS, the Borrower and Holding have requested that the Agent consent to the Transactions;
     WHEREAS, the Borrower and Holding have also requested that several other amendments be made to the Agreement;
     WHEREAS, subject to the terms and conditions set forth herein, the Agent has agreed to consent to the Acquisition and the parties have agreed to amend the Agreement as set forth herein;
     NOW, THEREFORE, it is agreed:
     Section 1. Definitions. Terms used in this Amendment which are defined in the Agreement shall have the meanings specified therein (unless otherwise defined herein).
     Section 2. Amendments. Upon the Amendment Effective Date (as defined in Section 3 below):
     2.1 Security Documents. Section 6.5(e)(i) of the Agreement is amended by adding the following subsection (c):
“(C)	Each Subsidiary that is organized under the laws of the UK shall not be required to execute a UK Security Agreement or Mortgage of Securities so long as such Subsidiary does not have any assets or liabilities other than intercompany loans evidenced by the Intercompany Note and does not engage in any business other than intercompany financings.”
     The Borrower and Holding hereby represent and warrant to the Agent and the Banks that as of the Amendment Effective Date FIFL does not have any assets or liabilities other than intercompany loans evidenced by the Intercompany Note and do not engage in any business other than intercompany financings.

     2.2 Advances and Loans. Section 8.5(a) of the Agreement is amended by deleting said Section 8.5(a) and substituting, in lieu thereof, the following:
“(a)	the aggregate principal amount of all such loans and advances outstanding at any one time by Holding or Subsidiaries of Holding which have executed Security Agreements to Subsidiaries of Holding which have not executed Security Agreements does not exceed $4,000,000;”
     2.3 Subsidiaries. Schedule 10.5 of the Agreement is amended by deleting said Schedule 10.5 and substituting, in lieu thereof, Schedule 10.5 attached to this Amendment.
     2.4 Other Indebtedness. Section 8.3(xi) of the Agreement is amended by deleting said Section 8.3(xi) and substituting, in lieu thereof, the following:
“(xi)	unsecured indebtedness in addition to that permitted by the other clauses of this Section 8.3, but only if (A) the Dollar Equivalent of the aggregate amount of such loans at any one time outstanding does not exceed $2,500,000, (B) no such loan is borrowed from a Credit Party other than XANSER and (C) any such loan borrowed from XANSER is subordinated to any obligation owed by Holding, the Borrower or any other Credit Party to the Agent and the Banks;”
     Section 3. Conditions Precedent. The amendments provided for by this Amendment shall become effective on the date (the “Amendment Effective Date”) on which the following conditions precedent shall satisfied to the satisfaction of the Agent or waived in writing by the Agent in its sole discretion:
     3.1 Default, etc. As of the Amendment Effective Date, (a) there shall exist no Default or Event of Default, (b) all representations and warranties made by the Borrower and Holding in this Amendment, the Agreement or in the other Loan Documents or otherwise made by the Borrower or Holding in writing in connection herewith or therewith shall be true and correct in all respects with the same effect as though such representations and warranties had been made at and as of such time except to the extent such representations and warranties were made only as of a specific date, and (c) each of the Borrower and Holding shall have performed all obligations and agreements and complied with all covenants and conditions required by this Amendment, the Agreement and the other Loan Documents to be performed or complied with by it prior to or as of such time.
     3.2 Documents. The Agent shall have received the following documents, each executed and delivered by each of the parties thereto:
(a)	this Amendment;

(b)	a Second Amendment to the Pledge Agreement dated as of August 13, 2002, between Holding and the Agent amending Annex I to such Pledge Agreement listing all “Pledged Interests” in which Holding has any right, title or interest as of March 31, 2006, together with an Instruction and

Initial Transaction Statement (in the form attached to the Pledge Agreement) from each “Issuer” of such Pledged Interests which has not previously executed and delivered an Instruction and Initial Transaction Statement to the Agent;
(c)	a UK Guaranty executed by FIFL;

(d)	an Amended and Restated Intercompany Note;

(e)	an Amended and Restated Intercompany Subordination Agreement;

(f)	a Secretary’s Certificate for FIFL (a “Transaction Party”) certifying (i) the authorizing resolution of such Transaction Party regarding the transactions contemplated by this Amendment, (ii) the Charter Documents of such Transaction Party and (iii) the incumbency and signatures of the officers of such Transaction Party authorized to execute the documents described in this Amendment to which such Transaction Party is a party; and

(g)	a legal opinion, in form and substance satisfactory to the Agent, covering such matters as the Agent may reasonably request.
     3.4 Proceedings and Documents. All corporate and legal proceedings and all documents in connection with the transactions contemplated by this Amendment shall be satisfactory in form and substance to the Agent, and the Agent shall have received all information and copies of all documents which the Agent may have reasonably requested in connection with the transactions contemplated by this Amendment, such documents where appropriate to be certified by proper corporate officials or Government Authorities.
     3.5 Approvals and Consents. All orders, permissions, consents, approvals, licenses, authorizations and validations of, and filings, recordings and registrations with, and exemptions by, any Government Authority, or any other Person, required to authorize or required in connection with the execution, delivery and performance of this Amendment and the transactions contemplated hereby by the Borrower and Holding shall have been obtained.
     3.6 Fees and Expenses. All reasonable legal fees and expenses (through the Amendment Effective Date) of the Agent’s US, UK and other local or special counsel in connection with the transactions contemplated by this Amendment shall have been paid in full.
     Section 4. Consent to Transactions. Upon satisfaction or waiver of the conditions precedent set forth in Section 3 of this Amendment, the Agent hereby consents to the Transactions.
     Section 5. Representations, Warranties and Covenants. Each of the Borrower and Holding hereby represents and warrants to the Agent and the Banks that as of the date hereof (a) there exists no Default or Event of Default, (b) all representations and warranties made by the Borrower and Holding in this Amendment, the Agreement or in the other Loan Documents or otherwise made by the Borrower or Holding in writing in connection herewith or therewith are true and correct in all respects with the same effect as though such representations and warranties had been made at and as of such time except to the extent such representations and warranties were made only as of a specific date, and (c) each of the Borrower and Holding has performed all obligations and agreements and complied with all covenants and conditions required by this Amendment, the Agreement or in the other Loan Documents to be performed or complied with by it prior to or as of such time.
     Section 6. Agreement in Full Force and Effect as Amended. Except as specifically amended hereby, all of the terms and conditions of the Agreement shall remain in full force and effect. All references to the Agreement in any other document or instrument shall be deemed to mean the Agreement as amended by this Amendment. This Amendment shall not constitute a novation of the Agreement, but shall constitute an amendment thereof.
     Section 7. Counterparts. This Amendment may be executed in any number of counterparts and by separate parties hereto on separate counterparts, each of which when executed shall be deemed an original, but all such counterparts taken together shall constitute one and the same instrument.
     Section 8. Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.
     Section 9. Post Closing Documents. Holding and the Borrower hereby agree to deliver to the Agent on or before April 14, 2006 the following documents in form and substance satisfactory to the Agent:
(a)	certificates of good standing (or the equivalent) for each Transaction Party.
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EXHIBIT 10.6
     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective duly authorized officers as of the date first above written.

FURMANITE LIMITED

By:

Name:	Howard C. Wadsworth
Title:	Director

By:

Name:	Joseph Milliron
Title:	Director

FURMANITE WORLDWIDE, INC.

By:

Name:	Howard C. Wadsworth
Title:	Vice President

BANK OF SCOTLAND, in its capacity as Agent and as a Bank

By:

Name:
Title:

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